Exhibit 10.3
MUTUAL SETTLEMENT AND RELEASE AGREEMENT
AMONG
EXCIPIO, S.A., ITEC ENVIRONMENTAL GROUP, INC.,
AND ITEC CAPITAL GROUP, LLC

This Mutual Settlement and Release Agreement is entered into this 6th day of November 2006 (the “Agreement”) by and among Excipio S.A., a corporation created under the laws of the British Virgin Islands (“Excipio”), Itec Environmental Group, Inc., a Delaware corporation (“Itec”) and Itec Capital Group, LLC, a Washington limited liability company (“ICG”) (collectively referred to at times herein as the “Parties” and individually as “Party”). This Agreement is entered into for the express purpose of resolving all of the differences among the Parties.

WHEREAS, the Parties agree that the consulting agreement by and between Excipio and ICG (the “Consulting Agreement”), dated February 6, 2006, contains terms relevant to this Agreement, a copy of which is attached hereto as Exhibit A;

WHEREAS, the Parties agree that the funding agreement by and between ICG and Itec (the “Funding Agreement”), dated February 6, 2006, contain terms relevant to this Agreement, a copy of which is attached hereto as Exhibit B;

NOW, THEREFORE, it is the desire of the Parties to state in writing the details of their Agreement. For good and valuable consideration between the Parties, the receipt of which is hereby acknowledged, it is mutually agreed as follows:

1.	Itec Cash Payments to Excipio.

A.  The Parties hereby acknowledge that, as of the date of this Agreement, Excipio has received Three Hundred Eleven Thousand, Three Hundred Dollars ($311,300) for fees and expenses under the Funding Agreement and Consulting Agreement.

B.  Upon execution of this Agreement, Itec agrees to pay to Excipio, in settlement of all remaining fees and expenses owed to Excipio, the cash payments in the total sum of Four Hundred Twenty-Eight Thousand, Seven Hundred Dollars ($428,700) (the “Settlement Amount”) in accordance with the following schedule:

i.	Two Hundred Thousand Dollars ($200,000) shall be paid within twenty-four (24) hours of the execution of this Agreement;

ii.	Eighty Thousand Dollars ($80,000) shall be paid within forty-eight (48) hours of Itec receiving an additional One Million Dollars ($1,000,000) in additional financing; and

iii.
the remaining One Hundred Forty-Eight Thousand, Seven Hundred Dollars ($148,700) shall be paid in four (4) equal monthly installments of Thirty-Seven Thousand, One Hundred Seventy-Five Dollars ($37,175) and due upon the first day of each month beginning on the earlier of:

1.	Itec receiving One Million Five Hundred Thousand Dollars ($1,500,000) in financing in addition to the One Million Dollars ($1,000,000) in financing described in Subsection 1(B)(ii) above; or

2.	February 1, 2007.

2.	Warrant Shares.

A.  The Parties hereby acknowledge that, as of the date of this Agreement, Excipio has not been issued any warrant shares in connection with the Funding Agreement and Consulting Agreement.

B.  Upon execution of this Agreement, Itec shall issue to Excipio the following warrants:

i.
a warrant to purchase one million four hundred forty thousand (1,440,000) shares of common stock with a strike price of Six Cents ($0.06) per share. A copy of this warrant is attached hereto as Exhibit C; and

ii.
a warrant to purchase three million seven hundred forty-eight thousand (3,748,000) shares of common stock with a strike price of Twelve Cents ($0.12) per share. A copy of this warrant is attached hereto as Exhibit D.

3. Itec Shares of Common Stock. Itec shall deliver to Excipio additional shares of Itec’s common stock forthwith pursuant to any Convertible Debt, as defined below, which converts on or before February 6, 2007 in an amount equal to the percentage of the Convertible Debt that converts during this period, multiplied by and up to a maximum of seven million three hundred eight-four thousand, six hundred fifteen (7,384,615). These shares shall be delivered with piggyback registration rights. For purposes of clarification, if one hundred percent (100%) of Convertible Debt is converted on or before February 6, 2007, Itec shall issue to Excipio seven million three hundred eight-four thousand, six hundred fifteen (7,384,615) shares to Excipio. If none of the Convertible Debt holders convert on or before February 6, 2007, Excipio shall receive zero (0) shares.

For purposes of this Agreement, “Convertible Debt” shall mean the dollar amount of all of the convertible debentures that have been issued pursuant to (i) Itec’s 2006 private placement memorandum and (ii) certain short term bridge loans effected by Itec and totaling Three Million Dollars ($3,000,000).

4. Public Statements - No Disparagement. No Party hereto shall make any disparaging statements regarding any other Party hereto with regard to the matters leading up to and at anytime after this Agreement.

5. Mutual Release. Upon fulfillment of Sections 1, 2 and 3 of this Agreement, the Parties hereto agree to release and discharge each other, and each of their respective partners, agents, employees, attorneys, representatives, and the successors, heirs and assigns of any of the preceding, from all sums of money, claims, demands, contracts, actions, debts, controversies, agreements, damages and causes of action whatsoever, whether known or unknown, suspected or unsuspected by them, which they now own, hold, have or claim to have or at any time heretofore owned, held or claimed to have held against each other, by reason of any matter or thing alleged or referred to, or in any way connected with, arising out of or related to any of the matters, acts, events or occurrences alleged or referred to in the Agreement including, but not limited to the Consulting Agreement and the Funding Agreement.

6. Cancellation and Amendment of Agreements. Upon fulfillment of Sections 1, 2 and 3 of the Agreement, the Parties hereto agree that:

A.	the Consulting Agreement shall be cancelled in its entirety and any further remaining obligations existing under this Consulting Agreement shall be waived and dismissed; and

B.
the Funding Agreement shall be amended to reflect the settlement of fees and expenses due, owed and paid pursuant to this Agreement. Upon execution of this Agreement, no additional fees or expenses shall accrue or become due in accordance with the Funding Agreement.

7. Release of Known and Unknown Claims. The Parties acknowledge that there is risk that subsequent to the execution of this Agreement, one or more of the Parties will incur or suffer loss, damage or injury which is in some way caused by the matters referred to above, but which is unknown and unanswered at the time this Agreement is signed. Accordingly, the Parties hereby assume the above-mentioned risks and this Agreement shall apply to all unknown or unanticipated results of the transactions and occurrences hereinabove described, as well as those known and anticipated, and the parties do hereby waive any and all rights under California Civil Code Section 1542, which section reads as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

8. Mutual Consideration. Each of the agreements, releases, and other provisions of this Agreement is executed and entered into in consideration for and in reliance upon the due execution and enforceability of all other agreements, releases, and other provisions of this Agreement. The effectiveness and the validity of each agreement or other provision hereof is conditioned upon the effectiveness and validity of each of the other agreements, releases, and other provisions hereof.

9. Exclusive Representations. The Parties hereto represent, warrant, and agree that upon executing and entering into this Agreement that they, and each of them, are not relying upon and have not relied upon any representation, promise, or statement made by anyone which is not recited, contained, or embodied in this Agreement. The parties, and each of them, understand, agree, and expressly assume the risk that any fact not recited, contained, or embodied in this Agreement may turn out hereafter to be other than, different from, or contrary to the facts now known to them or believed by them to be true, and further agree that this Agreement shall be effective in all respects notwithstanding, and shall not be subject to termination, modification, or rescission by reason of, any such difference in facts.

10. Reliance Upon Separate Legal Counsel. The Parties to this Agreement are represented by counsel or have had the opportunity to seek legal advice with respect to the terms of this Agreement.

11. No Admission of Liability. The Parties hereto understand and agree that by execution of this Agreement there is no admission of any liability of any nature whatsoever and that this settlement is made entirely as a compromise and for the purpose of settlement of a disputed claim.

12. Mutual Settlement Cooperation. The Parties agree to execute and deliver all such other and additional instruments, notices, consents or other documents and to do all such other acts and things as may be reasonably necessary to carry out the terms of this Agreement.

13. Applicable Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of California.

14. Warranty and Indemnity. Each Party represents and warrants that it has not assigned or transferred and will not assign or transfer to any other persons, firm, or corporation, in any manner, by way of subrogation or operation of law, or otherwise, any portion of any claim, right, demand action, or cause of action that it has or might have arising out of any of the matters referred to in this Agreement, nor any portion of any recovery or settlement to which it might be entitled. In the event that claim, demand, or suit should be made or instituted against any party or parties because of any such purported assignment, subrogation, or transfer, the Party from whom such purported assignment, subrogation, or transfer was alleged to have occurred agrees to indemnify and hold harmless the other party against such claim, suit, or demand, including necessary expenses of investigation, attorneys' fees and costs.

15. Attorneys’ Fees and Costs for Enforcement. The Parties hereto agree that, if any action or dispute arises regarding enforcement of this Agreement, or any of the terms, covenants, or conditions hereof, whether the same shall proceed to judgment or not, the prevailing party shall be reimbursed for all reasonable expenses incurred in resolving such dispute, including attorneys' fees.

16. Binding Upon Successors. This Agreement shall be binding upon the heirs, administrators, executors, successors, and assigns of the respective parties hereto, and any parent, subsidiary and affiliated entity of each Party.

17. Entire Agreement. This Agreement supersedes any and all prior agreements, understandings or arrangements, whether written or oral, between the Parties. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representa-tions, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

18. Events of Default. The occurrence of any of the following events (each an “Event of Default”) not cured within the Cure Period (defined below), and results in any Party failing to fulfill its obligations under this Agreement, if any, shall constitute and Event of Default:

A.
a breach of any provision, representation, warranty, understanding or other covenant of this Agreement, which is not cured within thirty (30) days following written notice thereof (the “Cure Period”) and

B.
(i) the application for the appointment of a receiver or custodian for Itec or the property of Itec, (ii) the entry of an order for relief or the filing of a petition by or against Itec under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Itec, or (iv) Itec becomes insolvent.

Effect of Default. Upon the occurrence of any Event of Default that is not cured within the Cure Period, Excipio may elect, by written notice delivered to Itec, to take any or all of the following actions: (i) declare the outstanding amounts under the Agreement to be forthwith due and payable, whereupon the entire unpaid Settlement Amount shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Itec, anything contained herein or in any of the Agreement to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity upon the occurrence and continuation of an Event of Default.

19. Counterparts and Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall constitute a duplicate original hereof. The Parties agree to accept facsimile copies of signatures as if originals.

20. Authority to Bind Corporate Parties. The undersigned represent and warrant their authority to bind by their signature the corporate parties to this Agreement.

21. Consultation. The Parties acknowledge that each has been advised to seek legal consultation regarding this Agreement and has either retained or had sufficient opportunity to retain such legal representation and hereby waives insufficiency of legal consultation or representation as a claim or defense in any action arising out of this Agreement.

22. Miscellaneous.

A.
If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, such term or provision shall be deemed to be severed and the remainder of this Agreement and any other application of such term or provision shall not be affected or invalidated thereby.

B.
Except as otherwise provided in this Agreement, each Party will bear its own attorneys’ fees and costs incurred in this matter through the date of execution of this Agreement. Should any of the Parties institute any action or proceeding to enforce any provision of this Agreement, or for damages by reason of any alleged breach of any provision of this Agreement, or for a declaration of any party’s rights or obligations hereunder, or for any other judicial remedy, the prevailing party in such action or proceeding shall recover from the losing party all reasonable attorneys’ fees, costs and expenses incurred by the prevailing party in such action or proceeding.

C.
All notices, demands and communications hereunder shall be in writing and personally delivered or sent by first class mail, certified or registered, postage prepaid, return receipt requested, addressed to the parties at the addresses below set forth, or at such other address as any Party shall have furnished to the other party in writing, or shall be given by telegram, telex, facsimile transmission, overnight courier or hand delivery, in any case to be effective when received, provided that actual receipt shall constitute notice regardless of method of delivery.

If to Excipio:	Excipio Group, S.A.
13428 Maxella Ave., Suite 718
Marina del Rey, CA 90292
:	Attn David Coloris
Fax: (310) 745-7811

If to Itec:	Itec Environmental Group
5300 Claus Road, Box 760

Attn: Rodney S. Rougelot, CEO
Fax: (209) 881-352

If to ICG:	Itec Capital Group, LLC
c/o The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn: David M. Otto, Manager
Fax: (206) 262-9513

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

EXCIPIO GROUP, S.A.

_____________________________
By: David Coloris
Its: Secretary

ITEC ENVIRONMENTAL GROUP, INC.

_____________________________
By: Rodney S. Rougelot
Its: Director & CEO

ITEC CAPITAL GROUP, LLC

_____________________________
By: David M. Otto
Its: Manager

Exhibit A
Consulting Agreement

Exhibit B
Funding Agreement

Exhibit C
Form of Warrant

WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT

Warrant To Purchase 1,440,000 Shares of Common Stock

Itec Environmental Group, inc.

Date of Issuance: November 6, 2006

No. 148

THIS CERTIFIES that, for value received, Excipio Group, S.A., or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Itec Environmental Group, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 8 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 7 hereof. This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

1. Holder Exercise of Warrant. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased and (b) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) and this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

The Warrant shall expire on April 15, 2015 (the “Expiration Date”). The Investor may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.

2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.  Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.  Transfer of Warrant and Warrant Shares. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in the Subscription Agreement and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities.

5.  Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

6.  Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.  Number of Warrant Shares. This Warrant shall be exercisable for 1,440,000 shares of the Company’s Common Stock, as adjusted in accordance with this Agreement.

8.  Exercise Price; Adjustment of Warrants.

a.  Determination of Exercise Price. The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.06.

b. Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y (A-B)
-------
A

Where X  = the number of the Shares to be issued to the Holder.

  Y   = the number of the Shares purchasable under this Warrant.

  A   = the fair market value of one Share on the date of determination.

  B   = the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Shares shall mean:

(i)  If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)  If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c. Adjustment for Mergers or Reorganization, etc. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

d.  NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

e. Issue Taxes. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

f.  Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

g.  Ratchet Protection. In the event that the Company sells any shares of common stock, grants options or warrants to purchase any shares of its common stock, issues securities convertible into shares of its common stock or enters into any agreement to do any of the same (other than as compensation for employment or consulting services) at a price (the “Lower Price”) which is lower than the then Exercise Price, the Exercise Price shall be adjusted downward to the Lower Price. Any such adjustment shall apply for all such issuances.

9. Certain Distributions. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

10. Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

11.  Reclassification or Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

12.  Miscellaneous.

a.  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c. Counterparts; Delivery by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

d.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to Itec Environmental Group, Inc., 5300 Claus Road, Riverbank, California 95367, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated on the signature page hereof, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Holders.

g.  Entire Agreement. This Agreement, the Memorandum (including the appendices and schedules thereto) by and between the Company and the Holder, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

IN WITNESS WHEREOF, the undersigned hereby sets is hand and seal this 6th day of November, 2006.

Itec Environmental Group, Inc.

By: ____________________________________
Name: Rodney S. Rougelot
Title: Chief Executive Officer

Investor Name: ____________________________________

Investor Address: __________________________________

_________________________________________________

_________________________________________________

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To: Itec Environmental Group, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________ and to purchase thereunder __________* shares of Common Stock of Itec Environmental Group, Inc. (the “Company”).

Dated: ________________

_________________________________________
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

Exhibit D
Form of Warrant

WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT

Warrant To Purchase 3,748,000 Shares of Common Stock

Itec Environmental Group, inc.

Date of Issuance: November 6, 2006

No. 149

THIS CERTIFIES that, for value received, Excipio Group, S.A., or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Itec Environmental Group, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 8 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 7 hereof. This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

1. Holder Exercise of Warrant. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased and (b) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) and this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

The Warrant shall expire on April 15, 2010 (the “Expiration Date”). The Investor may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.

2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.  Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.  Transfer of Warrant and Warrant Shares. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in the Subscription Agreement and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities.

5.  Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

6.  Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.  Number of Warrant Shares. This Warrant shall be exercisable for 3,748,000 shares of the Company’s Common Stock, as adjusted in accordance with this Agreement.

8.  Exercise Price; Adjustment of Warrants.

a.  Determination of Exercise Price. The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.12.

b. Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y (A-B)
-------
A

Where X  = the number of the Shares to be issued to the Holder.

  Y   = the number of the Shares purchasable under this Warrant.

  A   = the fair market value of one Share on the date of determination.

  B   = the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Shares shall mean:

(i)  If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)  If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c. Adjustment for Mergers or Reorganization, etc. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

d.  NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

e. Issue Taxes. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

f.  Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

g.  Ratchet Protection. In the event that the Company sells any shares of common stock, grants options or warrants to purchase any shares of its common stock, issues securities convertible into shares of its common stock or enters into any agreement to do any of the same (other than as compensation for employment or consulting services) at a price (the “Lower Price”) which is lower than the then Exercise Price, the Exercise Price shall be adjusted downward to the Lower Price. Any such adjustment shall apply for all such issuances.

9. Certain Distributions. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

10. Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

11.  Reclassification or Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

12.  Miscellaneous.

a.  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c. Counterparts; Delivery by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

d.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to Itec Environmental Group, Inc., 5300 Claus Road, Riverbank, California 95367, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated on the signature page hereof, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Holders.

g.  Entire Agreement. This Agreement, the Memorandum (including the appendices and schedules thereto) by and between the Company and the Holder, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

IN WITNESS WHEREOF, the undersigned hereby sets is hand and seal this 6th day of November, 2006.

Itec Environmental Group, Inc.

By: ____________________________________
Name: Rodney S. Rougelot
Title: Chief Executive Officer

Investor Name: ____________________________________

Investor Address: __________________________________

_________________________________________________

_________________________________________________

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To: Itec Environmental Group, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________ and to purchase thereunder __________* shares of Common Stock of Itec Environmental Group, Inc. (the “Company”).

Dated: ________________

_________________________________________
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.